Exhibit 10.7

Execution Version

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT dated as of January 20, 2016 (this “Amendment”) to the Bridge Term Loan Credit Agreement dated as of December 18, 2015 (the “Credit Agreement”), among Walgreens Boots Alliance, Inc., as the Borrower, UBS AG, Stamford Branch, as Administrative Agent, and the Lenders from time to time party thereto.

1.          Defined Terms.  Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

2.          Amendments to the Credit Agreement.  Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below): (a) Section 4.02(k)(i) of the Credit Agreement is hereby amended by (i) inserting “with respect to the Borrower under Section 7.05 or Section 7.06” immediately after the words “no Default or Unmatured Default” in clause (x) thereof and (ii) inserting “constituting Specified Representations” immediately after the words “the representations and warranties contained in Article 5” in clause (y) thereof and (b) Exhibit H of the Credit Agreement is hereby amended by (i) inserting “with respect to the Borrower under Section 7.05 or Section 7.06” immediately after the words “no Default or Unmatured Default” in clause (x) of the second paragraph thereof and (ii) inserting “constituting Specified Representations” immediately after the words “the representations and warranties contained in Article 5 of the Credit Agreement” in clause (y) of the second paragraph thereof.

3.          Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts to this Amendment executed by (i) the Borrower, (ii) the Administrative Agent and (iii) the Required Lenders.

4.          Ratification.  Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

5.          Indemnities.  The Borrower agrees that this Amendment constitutes a Loan Document and Section 9.06 of the Credit Agreement is hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.

6.          Limitation.  This Amendment shall be limited precisely as written and except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Amendment.

7.          Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument.  A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

8.          Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WALGREENS BOOTS ALLIANCE, INC.
as the Borrower

By:	/s/ Jan Stern Reed
	Name:	Jan Stern Reed
	Title:	SVP, General Counsel, Corp. Sec

By:	/s/ Aidan Clare
	Name:	Aidan Clare
	Title:	Global Treasurer

UBS AG, STAMFORD BRANCH
as Administrative Agent

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

UBS AG, Stamford Branch,
as Lender

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Bank of America, N.A.,
as a Lender

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

HSBC BANK PLC,
as a Lender

By:	/s/ Colette Pithie
	Name:	Colette Pithie
	Title:	Associate Director

HSBC Bank USA, N.A.,
as a Lender

By:	/s/ Roderick Feltzer
	Name:	Roderick Feltzer
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

LLOYDS BANK PLC,
as a Lender

By:	/s/ Erin Doherty
	Name:	Erin Doherty
	Title:	Assistant Vice President – D006

By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President – P003

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as a Lender

By:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

UniCredit Bank AG, London Branch
as a Lender

By:	/s/ David Vials
	Name:	David Vials
	Title:	Managing Director

By:	/s/ Michael Cook
	Name:	Michael Cook
	Title:	Director

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Matthew Olson
	Name:	Matthew Olson
	Title:	Director

Banco Santander, S.A.
as a Lender

By:	/s/ Aitor Elustondo
	Name:	Aitor Elustondo
	Title:	Managing Director

By:	/s/ Federico Robin
	Name:	Federico Robin
	Title:	Vice President Senior

Deutsche Bank Luxembourg S.A.,
as a Lender

By:	/s/ Philippi
	Name:	Philippi
	Title:	AVP

By:	/s/ A. Breyer-Simski
	Name:	A. Breyer-Simski
	Title:	AVP

Intesa Sanpaolo S.p.A.,
as a Lender

By:	/s/ Neil Derfler
	Name:	Neil Derfler
	Title:	Vice President

By:	/s/ Serena Palumbo
	Name:	Serena Palumbo, Esq
	Title:	Vice President

SOCIETE GENERALE,
as a Lender

By:	/s/ Alexandre Huet
	Name:	Alexandre Huet
	Title:	Head of Strategic and Acquisition Finance

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/Alan Krouk
	Name:	Alan Krouk
	Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Conan Schleicher
	Name:	Conan Schleicher
	Title:	Senior Vice President